Exhibit 99.1
Annual Shareholder Meeting
May 8, 2012

 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures will be available in our presentation to be filed with the SEC.

Safe Harbor Statement

Dale Parker
Board Chairman
Welcome

- Business Meeting
- Company Update
- Financial Highlights
- Questions

HickoryTech

Agenda

Dale Parker, Chair of Board

Audit, Compensation, Finance/Planning and Governance/Nominating

Diane Dewbrey, Vice Chair

Audit, Compensation and Governance/Nominating

Robert Alton, Jr.

Audit and Finance/Planning

Lyle Bosacker

Audit and Finance/Planning

James Bracke

Finance/Planning and Governance/Nominating

Myrita Craig

Compensation and Finance/Planning

John Finke

President and CEO, HickoryTech

Lyle Jacobson

Compensation, Governance/Nominating

R. Wynn Kearney

Audit and Compensation

HickoryTech

Board of Directors

- Proposals
- Vote
- Adjourn Business Meeting

HickoryTech

Business Meeting

Proposals
1. Election of three directors for three-year terms:
 Lyle Bosacker, Myrita Craig and John Finke
2. Ratification of Grant Thornton LLP as the
 Company’s independent accounting firm and
 auditor for 2012

John Finke
President and CEO
Business Overview

David Christensen

Sr. Vice President & CFO

Walt Prahl

President of Business & Wholesale Solutions

Mary Jacobs

Vice President Human Resources

Jennifer Spaude

Director of Investor Relations & Marketing

Lane Nordquist

CIO and President of Information Solutions

Carol Wirsbinski

Chief Operating Officer

HickoryTech

Executive Team

-0.11
2,676.32
+2.10
11.20
12,391
HickoryTech
January 9, 2012
HTCO
NASDAQ
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HickoryTech

Video Presentation

Added to the Russell 2000 Index – June 2011

Began construction on Greater Minnesota Broadband Collaborative Project – August 2011

Signed favorable new financing agreement – August 2011

Announced Share Repurchase Plan of up to $3 M – August 2011

Increased cash dividend – October 2011

Named one of Forbes Best 100 Small Companies – October 2011

Rang the Closing Bell at NASDAQ market – January 2012

Closed on IdeaOne Acquisition – March 2012

HickoryTech

Highlights

Grow Business Services

Manage Telecom Decline, Enhance Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow, reduce debt

HickoryTech

Strategic Initiatives
Goal: Diversify Revenue and Increase Shareholder Value

Transforming HickoryTech
Enventis
Acquisition
CP Telecom
Acquisition

Greater MN
Broadband
Collaborative
Project
Initiated
Close on IdeaOne
Acquisition

Phase 2 of Broadband
Project fiber build
Building a Regional
Communications Company…
Fiber network
expansion to
So. Dakota,
No. Dakota

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
FARGO
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Sandstone
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines

HickoryTech

Idea One Acquisition
• Fiber-based communications
 provider in Fargo, No. Dakota
• Fits our strategy; primarily
 business revenue
• Further diversification
• Connects with our regional
 fiber network
• Free cash flow accretive in
 2012

IdeaOne Acquisition
Close Date	March 1, 2012
IdeaOne	CLEC based in Fargo, North Dakota focused on business customers
Transaction price	$28 million, cash transaction with routine adjustments for capital expenditures and working capital adjustments
Financing structure	$22 M of new term debt under existing credit facility plus $6 M cash
Fiber network	225 fiber route miles, 650 lit buildings,
Employees	40 based in Fargo, North Dakota

Revenue Growth & Diversification
69% of 2011 revenue was from Business and Broadband
Services
2006 Revenue
$132.9 M
2011 Revenue
$163.5 M
Legacy Telecom
Business &
Broadband

EBITDA Growth
• Grew EBITDA
 $9.2 M since 2006
• Compound annual
 growth rate of 5%

Debt Management
• Net debt reduced
 $35.8 M since 2006
• New senior debt
 agreement secured
 August 2011
($ in Millions)
Net Debt Balance
Cash on hand

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Superior
Brainerd
Wadena
Staples
Sandstone
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Winona
Rochester
Luverne
Windom
La Crosse
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Chicago
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Extended Network
Community Fiber Ring
Backbone POP
Data Center
Telecom Service Areas

Continued Investment
Fiber network includes 3,250
fiber route miles
•Sioux Falls, Fargo, Des Moines
expansion
•Broadband enhancements;
Digital TV services, DSL speeds
•CP Telecom Acquisition
•Broadband Stimulus Routes
•IdeaOne Acquisition

$0.48
$0.48
$0.49
$0.52
$0.525
$0.545
2006
2007
2008
2009
2010
2011

Shareholder Dividends
Increased dividend in 2011 and 2010
•More than 60 years of dividend payments
•Dividend yield: 5-6%

Executing on the Plan
• Diversified and grew revenue
• Grew business and broadband services
• Managed Telecom decline
• Increased EBITDA
• Continued to invest in growth opportunities
• Refinanced and managed debt
• Increased dividend
• Expanded fiber footprint; acquired IdeaOne
• Created value for shareholders

David Christensen,
Sr. Vice President and
Chief Financial Officer
Financial Overview

$139.1
$162.2
$163.5
2009
2010
2011

Net Income

$11.3
$12.1
$9.2
2009
2010
2011

$39.9
$43.1
$43.3
2009
2010
2011

Net Debt

(debt minuscash)

$118.1
$118.9
$107.2
2009
2010
2011

2011 Company Results
EBITDA
($ in Millions)
Revenue

$39.9
$43.1
$43.3
2009
2010
2011

Net Debt

(debt minus cash)

$118.1
$118.9
$107.2
2009
2010
2011

2011 Company Results
EBITDA
($ in Millions)

EBITDA

$39.9
$43.1
$40.7
$42.8
$43.3
2009
2010
2011

• 2011 adjusted EBITDA
 increased 6.4% from 2010
• 2-year (2009-2011) compound
 annual growth rate of 4.2%
 adjusted EBITDA
($ in Millions)
EBITDA
Excludes one-time fiber project profits of
$2.4 M in 2010 and $500K one-time
acquisition costs in 2011
as defined by our credit agreement

$143.1
$143.0
$129.2
$129.0
$127.0
$125.4
$120.5
$118.1
$119.0
$118.9
$120.2
$107.2
$141.9
$121.2
2006
2007
2008
2009
2010
2011
Q1-12

Debt Balance
($ in Millions)
Net Debt Balance
Cash on hand
Past acquisitions drove debt increase; history of debt pay down
Enventis
Acquisition
IdeaOne
Acquisition

4.2
3.0
3.1
3.0
2.8
2.8
2.9
2006
2007
2008
2009
2010
2011
Q1 2012

Leverage Ratio
Ratio of Debt to EBITDA = 2.9x at Q1-2012

First Quarter 2012 Highlights
First Quarter 2012 compared to First Quarter 2011
•Revenue totaled $46.9 M, +22%
 – Equipment Segment +67%
 – Fiber and Data revenue +22%
 – Telecom revenue -6%
•Operating income totaled $5.3 M, +13%
•Net income totaled $2.3 M, +8%
•EPS was $0.17 per share, +6%
•Closed on IdeaOne Acquisition March 1, 2012

60%
40%
20%
0%
-20%
-40%
© 2012 Yahoo! Inc.
2007
Oct
2008
Apr
Jul
Oct
2009
Apr
Jul
Oct
2010
Apr
Jul
Oct
2011
Apr
Jul
Oct
2012
Apr

HickoryTech

HTCO - Nasdaq - S&P 500 -
Five-year Stock Performance
Relative Stock Performance

($ in Millions)
$43.3
$4.9
$21.4
$(2.4)
$7.3
$12.1
EBITDA
Interest Expense
Capex (net of broadband grant received)
Cash Taxes (Refund)
Dividend Payment
Excess Cash

HickoryTech

2011 Free Cash Flow
Free Cash Flow = $19.4 M
Dividend Payout is
38%

Grow Business Services, Integrate IdeaOne

Enhance Broadband Services

Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow, reduce debt

HickoryTech

Key Initiatives
Goal: Increase Shareholder Value

Positioning	
Long-Standing Dividend	
Solid Track Record	
Strong Cash Flow	
Growth Goal	

HickoryTech

HickoryTech Strengths
Diverse revenue streams / markets, emerging
growth through business revenue stream and fiber
network expansion
More than 60 years of dividend return, yield 5-6%
Increased dividend in 2011 and 2010
Experienced company with 114-year track record
of financial stability
Strong cash flow, strong balance sheet,
high level of recurring revenue
Focused on increasing the value of HickoryTech by
growing EBITDA, strategic services, managing debt

Focused on Business and Broadband Growth, and increasing Shareholder Value

HickoryTech

Questions

HickoryTech
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Broadband Stimulus Project

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Investor and Company news.

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(Dollars in thousands)	Twelve Months Ended December 31					
	2011	2010	2009	2008	2007	2006
Reconciliation of net income to EBITDA:						
Net income (from continuing operations)	$ 9,237	$ 12,094	$ 11,273	$ 8,029	$ 8,611	$ 5,235
Add:						
Depreciation	22,702	21,665	20,176	19,479	17,847	16,949
Amortization	354	357	1,001	1,127	1,157	1,172
Interest expense	4,885	4,914	6,918	6,870	8,121	7,362
Income Taxes	5,596	4,033	499	5,420	6,711	3,372
Acquisition related expenses	510	-	-	-	-	-
Loss on Discontinued Operations	-	-	-	-	24	-
EBITDA[1] (from continuing operations)	$ 43,284	$ 43,063	$ 39,867	$ 40,925	$ 42,471	$ 34,090
Total short and long-term debt obligations	120,235	118,959	120,491	127,005	129,206	143,089
Debt to EBITDA ratio	2.8	2.8	3.0	3.1	3.0	4.2

HickoryTech

Reconciliation of Non-GAAP

(Dollars in thousands)	Three months ended Mar-12	Dec-11	Sep-11	Jun-11
Reconciliation of net income to EBITDA:				
Net income	$ 2,322	$ 1,430	$ 2,971	$ 2,694
Add:				
Depreciation	6,056	5,812	5,706	5,593
Amortization	138	89	88	89
Interest expense	1,364	1,315	1,487	1,015
Income taxes	1,586	913	1,910	1,307
Acquisition related expenses	-	510	-	-
EBITDA[1]	$ 11,466	$ 10,069	$ 12,162	$ 10,698

Debt to EBITDA ratio	
Total outstanding debt as of March 31, 2012	$ 141,893
EBITDA for the last (4) consecutive fiscal quarters as presented above	44,395
IdeaOne Telecom historical EBITDA (reflects 11 months)	4,135
Debt to EBITDA ratio as of March 31, 2012	2.9

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Reconciliation of Non-GAAP

Reconciliation of net debt:	Mar 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009	Dec 31, 2008	Dec 31, 2007	Dec 31, 2006
Debt obligations, net of current maturities	$ 140,272	$ 118,828	$ 114,067	$ 119,871	$ 125,384	$ 128,475	$ 141,529
Current maturies of long-term obligations	1,621	1,407	4,892	620	1,621	731	1,560
Total Debt	$ 141,893	$ 120,235	$ 118,959	$ 120,491	$ 127,005	$ 129,206	$ 143,089
Less:							
Cash and cash equivalents	20,724	13,057	73	2,420	1,626	171	84
Net Debt	$ 121,169	$ 107,178	$ 118,886	$ 118,071	$ 125,379	$ 129,035	$ 143,005

Reconciliation of Non-GAAP